UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2015

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Private Placement

As previously disclosed in its Current Report on Form 8-K filed on March 11, 2015, on March 5, 2015 Amarin Corporation plc (the “Company”) entered into a Securities Subscription Agreement with a group of institutional investors (the “Purchasers”), including both existing and new investors, for the private placement of $52,822,618.50 of restricted American Depositary Shares (the “Restricted ADSs”), each representing one share of the Company’s Series A Convertible Preference Shares, par value £0.05 per share, in the capital of the Company (“Series A Preference Shares” and such private placement, the “First Private Placement”). Each ten (10) Series A Preference Shares may be consolidated and redesignated as one ordinary share, par value £0.50 per share, in the capital of the Company, each ordinary share to be represented by one American Depositary Share (“ADS”). The rights, preferences, privileges and restrictions of the Series A Preference Shares are described in the Company’s Current Report on Form 8-K filed on March 11, 2015 and set forth in Exhibit 4.1 attached thereto.

On March 30, 2015, the Company closed the First Private Placement and issued 352,150,790 Restricted ADSs, each representing one Series A Preference Share, which shares may be consolidated and redesignated from time to time as up to a maximum of 35,215,079 ordinary shares, each ordinary share to be represented by one American Depositary Share. For each Restricted ADS, the Purchasers paid a negotiated price of $0.15 (equating to $1.50 on an as converted to ordinary share basis).

Second Private Placement

On March 30, 2015, in connection with the First Private Placement, and pursuant to a pre-existing contractual preemptive right to participate in certain private placement transactions effected by the Company, Sofinnova Venture Partners VII L.P. (“Sofinnova”) entered into a new Securities Subscription Agreement (the “Second Subscription Agreement”) for the purchase of an additional $5,830,077.00 of Restricted ADSs, each representing one share of the Company’s Series A Preference Shares, at the same price per share as the First Private Placement (the “Second Private Placement”). This amount represents the maximum amount available to Sofinnova under its pre-existing contractual preemptive right. Dr. James Healy, a director of the Company, is also a General Partner of Sofinnova. In accordance with applicable marketplace rules of the Nasdaq Stock Market, the consummation of the Second Private Placement is conditioned upon approval by the Company’s shareholders at a future meeting of the Company’s shareholders.

The securities offered and to be sold by the Company in the Second Private Placement, subject to shareholder approval, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the Restricted ADS and the ADSs representing ordinary shares created by the consolidation and redesignation of the Series A Preference Shares (the “Registrable Securities”) to be purchased by Sofinnova in connection with the Second Private Placement, subject to shareholder approval. In addition, the Company agreed to use its commercially reasonable best efforts to keep the registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective, and to keep the any registration statement free of any material misstatements or omissions, until the earlier of (a) the second anniversary of the closing date for the Second Private Placement or (b) the date on which all Registrable Securities held by Sofinnova may be sold or transferred in compliance with Rule 144 under the Securities Act, without any volume or manner of sale restrictions.

A copy of the Second Subscription Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Second Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Preferred Share Deposit Agreement

In connection with the closing of the First Private Placement and in contemplation of the Second Private Placement, the Company entered into a new Preferred Share Deposit Agreement with Citibank, N.A., as depositary (the “Depositary”), and all holders and beneficial owners of Restricted ADSs issued thereunder (the “Preference Share Deposit Agreement”). The Preference Share Deposit Agreement appoints the Depositary to act as depositary in connection with the Company’s Restricted ADSs representing the Series A Preference Shares. A copy of the Preference Share Deposit Agreement is attached as Exhibit 4.1 and a form of American Depositary Receipt evidencing the Restricted ADSs under the Preference Share Deposit Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and each are incorporated herein by reference. The foregoing description of the material terms of the Preference Deposit Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 3.02. Unregistered Sales of Equity Securities.

On March 30, 2015, the Company closed the First Private Placement and issued 352,150,790 Restricted ADSs, each representing one Series A Preference Share, which shares may be consolidated and redesignated from time to time as up to a maximum of 35,215,079 ordinary shares, each ordinary share to be represented by one American Depositary Share, in consideration of aggregate gross proceeds to the Company of $52,822,618.50. For each Restricted ADS, the Purchasers paid a negotiated price of $0.15 (equating to $1.50 on an as converted to ordinary share basis). The Restricted ADSs were offered and sold to select institutional investors and other accredited investors without registration under the Securities Act or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act promulgated thereunder and in reliance on similar exemptions under applicable state laws.

On March 30, 2015, the Company entered into the Second Subscription Agreement for the sale of additional $5,830,077.00 Restricted ADSs, each representing one share of the Company’s Series A Preference Shares, at the same price per share as the First Private Placement. The consummation of the Second Private Placement is conditioned upon approval by the Company’s shareholders at a future meeting of the Company’s shareholders. The Restricted ADSs were offered and are to be sold to an institutional investor without registration under the Securities Act or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act promulgated thereunder and in reliance on similar exemptions under applicable state laws.

The Company did not engage an underwriter or placement agent in connection with the First and Second Private Placements. Additional information regarding the First and Second Private Placements is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Preferred Share Deposit Agreement by and among the Company, Citibank, N.A., as depositary and all holders and beneficial owners of restricted American Depositary Shares issued thereunder

4.2	Form of American Depositary Receipt evidencing restricted American Depositary Shares representing deposited Series A Preference Shares (included in Exhibit 4.1)

10.1	Securities Subscription Agreement dated March 30, 2015

*        *        *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015	Amarin Corporation plc

	By:	/s/ John Thero
John F. Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Preferred Share Deposit Agreement by and among the Company, Citibank, N.A., as depositary and all holders and beneficial owners of restricted American Depositary Shares issued thereunder

4.2	Form of American Depositary Receipt evidencing restricted American Depositary Shares representing deposited Series A Preference Shares (included in Exhibit 4.1)

10.1	Securities Subscription Agreement dated March 30, 2015